SUPPLEMENT DATED MAY 1, 2010
TO PROSPECTUS DATED MAY 1, 2007

INHERITANCE BUILDER PLUS
Issued through
Separate Account VUL-A
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Financial Condition of the Company

Please replace the first paragraph of this section with the following:

The benefits under the Policy are paid by Western Reserve from its General Account assets and/or your cash value held in the Company’s separate account.  It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.
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For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2007 PRODUCT PROSPECTUS